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                                                                      EXHIBIT 24

                           DIRECTOR AND/OR OFFICER OF
                           NEXTEL COMMUNICATIONS, INC.

                       REGISTRATION STATEMENT ON FORM S-3
                                POWER OF ATTORNEY

The undersigned director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Steven
M. Shindler, Thomas J. Sidman and Timothy M. Donahue, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him or her and in his or her name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-3 relating to the registration of additional shares of Common Stock issuable upon conversion of the Corporation's 4.75% Convertible Senior Notes due 2007, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of April 12, 2000.
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/s/ TIMOTHY M. DONAHUE                                      /s/ STEVEN M. SHINDLER
----------------------------------                          -----------------------------------------
Timothy M. Donahue                                          Steven M. Shindler
Chief Executive Officer,                                    Executive Vice President
President and Director                                      and Chief Financial Officer
(Principal Executive Officer)                                           (Principal Financial Officer)

/s/ DANIEL F. AKERSON                                      /s/ MORGAN E. O'BRIEN
----------------------------------                          -----------------------------------------
Daniel F. Akerson                                           Morgan E. O'Brien
Chairman of the Board                                       Vice Chairman of the Board
and Director                                                and Director

/s/ WILLIAM G. ARENDT                                      /s/ CRAIG O. MCCAW
----------------------------------                          -----------------------------------------
William G. Arendt                                           Craig O. McCaw
Vice President and Controller                               Director
(Principal Accounting Officer)


/s/ KEITH J. BANE                                          /s/ WILLIAM E. CONWAY, JR.
----------------------------------                          -----------------------------------------
Keith J. Bane                                               William E. Conway, Jr.
Director                                                    Director

/s/ FRANK M. DRENDEL                                       /s/ JANET HILL
----------------------------------                          -----------------------------------------
Frank M. Drendel                                            Janet Hill
Director                                                    Director

/s/ WILLIAM A. HOGLUND                                     /s/ DENNIS M. WEIBLING
----------------------------------                          -----------------------------------------
William A. Hoglund                                          Dennis M. Weibling
Director                                                    Director
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